                                                                    EXHIBIT 99.2



                              (PULITZER LETTERHEAD)

FOR IMMEDIATE RELEASE

                                        For further information, contact
                                        James V. Maloney, Director of
                                        Shareholder Relations
                                        (314) 340-8402

                       PULITZER INC. REPORTS NINTH-PERIOD
                 REVENUE FOR FOUR WEEKS ENDED SEPTEMBER 28, 2003

ST. LOUIS, October 22, 2003-- Pulitzer Inc. (NYSE: PTZ) today announced that revenues decreased 1.6 percent for the four-week accounting period ended September 28, 2003 and increased 0.3 percent for the 39-week year-to-date period when compared to the respective 2002 periods. September 2003 advertising revenue in St. Louis and at the 12 Pulitzer Newspapers, Inc. ("PNI") markets decreased
1.5 percent versus last year, with a decrease of 2.8 percent at the combined St. Louis operations and an increase of 2.0 percent at PNI.

On a comparable basis, excluding the results of 2003 PNI acquisitions absent in 2002, total comparable revenue decreased 2.3 percent for the four-week period ended September 28, 2003 and increased 0.2 percent for the 39-week year-to-date period. Total comparable advertising revenue decreased 2.3 percent for the four-week period ended September 28, 2003 and increased 0.5 percent for the 39-week year-to-date period. September 2003 comparable advertising revenue decreased 2.8 percent at the combined St. Louis operations and decreased 0.7 percent at PNI.

In September 2002 Pulitzer's combined St. Louis operations realized $0.8 million in revenue related to the September 2002 grand opening of a shopping center. Absent this grand opening, comparable advertising revenue for September 2003 would have increased 0.6 percent for Pulitzer and 1.1 percent for its combined St. Louis operations. During the first nine months of 2002, total grand opening advertising revenue was $1.2 million. Absent the impact of this grand opening revenue, 2003 year-to-date comparable advertising revenue would have increased
1.0 percent for Pulitzer and 1.3 percent for its combined St. Louis operations.

The principal components of the ninth-period comparable advertising revenue results were:

      o   Comparable retail advertising revenue, including preprints, decreased
          3.9 percent. Comparable retail ROP decreased 7.9 percent, principally due to weakness in the department store, furniture and financial categories and tough year-over-year comparisons in St. Louis, partially offset by strength in local territory revenue, which increased 8.2 percent in St. Louis, and gains in the home improvement, entertainment, electronic, and healthcare segments. As discussed above, the difficult comparisons in St. Louis resulted from the September 2002 grand opening of a shopping center. Absent this grand

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
Page Two
Pulitzer Ninth-Period Revenues

          opening revenue, comparable retail advertising revenue for the ninth period of 2003 would have increased 1.7 percent for Pulitzer and 4.4 percent for its combined St. Louis operations. Comparable PNI retail ROP decreased 7.6 percent. Comparable total retail preprint revenue increased 6.0 percent in St. Louis and 7.8 percent at PNI.

     o Comparable national advertising revenues, including preprints, increased 2.6 percent versus the comparable 2002 period due to strength in preprint revenue, which increased 138 percent for the period. These gains were partially offset by weakness in ROP, principally in the telecommunications, automotive and travel categories.

     o Comparable classified revenue decreased 1.4 percent from last year due to weakness in help wanted, automotive, and real estate revenue in St. Louis and declines in automotive revenue at PNI. September 2003 comparable help wanted revenue decreased 8.3 percent in St. Louis and increased 5.2 percent at PNI. Comparable automotive revenue decreased
          4.4 percent in St. Louis and 7.8 percent at PNI. Comparable September real estate revenue decreased 1.5 percent in St. Louis and increased
          13.0 percent at PNI.

September 2003 revenue associated with the Company's 50 percent interest in the Tucson Newspaper Agency ("TNI") increased 0.1 percent, while total advertising revenue decreased 0.8 percent. TNI retail revenue, including preprints, decreased 7.2 percent with a 11.2 percent decrease in retail preprints. Local territory revenues increased 7.4 percent for the period. TNI national revenue, including preprints, decreased 31.6 percent, principally due to continued weaknesses in the pharmaceutical category. September classified revenue increased 13.8 percent, with help wanted, automotive and real estate revenue showing increases of 18.0 percent, 2.0 percent and 1.1 percent, respectively.


                                       ***

Pulitzer Inc., through various subsidiaries and affiliated entities, is engaged in newspaper publishing and related new media activities. The Company's newspaper operations include two major metropolitan dailies, the St. Louis Post-Dispatch and the Arizona Daily Star in Tucson, Arizona, and 12 other dailies: The Pantagraph, Bloomington, Ill.; The Daily Herald, Provo, Utah; the Santa Maria Times, Santa Maria, Calif.; The Napa Valley Register, Napa, Calif.; The World, Coos Bay, Ore.; The Sentinel, Hanford, Calif.; the Arizona Daily Sun, Flagstaff, Ariz.; the Daily Chronicle, DeKalb, Ill.; The Garden Island, Lihue, Hawaii; the Daily Journal, Park Hills, Mo.; The Lompoc Record, Lompoc, Calif.; and The Daily News, Rhinelander, Wisc. The Company's newspaper operations also include the Suburban Journals of Greater St. Louis, a group of 37 weekly papers and various niche publications.

The Company's new media and interactive initiatives include STLtoday.com in St. Louis, azstarnet.com in Tucson, and Web sites for all of its other dailies. Pulitzer Inc. is the successor to the company originally founded by Joseph Pulitzer in St. Louis in 1878. For further information, visit our Web site at www.pulitzerinc.com.



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



Page Three
Pulitzer Ninth-Period Revenues


NOTES:
--------------------------------------------------------------------------------

Statements in this press release concerning the Company's business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, together with other statements that are not historical facts, are "forward-looking statements" as that term is defined under the Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements. Such risks, uncertainties and other factors include, but are not limited to, industry cyclicality, the seasonal nature of the business, changes in pricing or other actions by competitors or suppliers (including newsprint), outcome of labor negotiations, capital or similar requirements, and general economic conditions, any of which may impact advertising and circulation revenues and various types of expenses, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in "forward-looking statements" are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Accordingly, investors are cautioned not to place undue reliance on any such "forward-looking statements," and the Company disclaims any obligation to update the information contained herein or to publicly announce the result of any revisions to such "forward-looking statements" to reflect future events or developments.



                                -tables attached-

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT
(Revenue in thousands--Unaudited)

                                         Four Weeks     Four Weeks                      39 Weeks        39 Weeks
                                           Ended          Ended                           Ended          Ended
                                       September 28,   September 29,                  September 28,  September 29,
                                           2003       2002 (Note 4)     Change            2003       2002 (Note 4)     Change
                                       ------------   ------------   ------------     ------------   ------------   ------------
CONSOLIDATED OPERATING REVENUES (NOTE 1):

   Advertising:
    Retail                             $      9,299   $      9,998           (7.0%)   $     84,921   $     85,857           (1.1%)
    National                                  2,402          2,691          (10.7%)         20,768         18,521           12.1%
    Classified                               10,268         10,319           (0.5%)         93,397         98,079           (4.8%)
                                       ------------   ------------   ------------     ------------   ------------   ------------

     Total                                   21,969         23,008           (4.5%)        199,086        202,457           (1.7%)

    Preprints                                 4,669          4,046           15.4%          44,023         38,881           13.2%
                                       ------------   ------------   ------------     ------------   ------------   ------------

     Total Advertising                       26,638         27,054           (1.5%)        243,109        241,338            0.7%

   Circulation                                6,142          6,289           (2.3%)         60,323         60,459           (0.2%)
   Other                                        536            527            1.7%           5,164          5,784          (10.7%)
                                       ------------   ------------   ------------     ------------   ------------   ------------

     Total                             $     33,316   $     33,870           (1.6%)   $    308,596   $    307,581            0.3%
                                       ============   ============   ============     ============   ============   ============

OPERATING REVENUES OF CONSOLIDATED SUBSIDIARIES:

   Combined St. Louis Operations (Note 2):
    Advertising (Note 3):              $     19,382   $     19,941           (2.8%)   $    175,986   $    174,936            0.6%
    Circulation                               4,569          4,655           (1.8%)         44,746         44,765           (0.0%)
    Other                                       131             75           74.7%           1,200          1,441          (16.7%)
                                       ------------   ------------   ------------     ------------   ------------   ------------
     Total                             $     24,082   $     24,671           (2.4%)   $    221,932   $    221,142            0.4%
                                       ============   ============   ============     ============   ============   ============

   Pulitzer Newspapers, Inc.
    Advertising (Note 3):              $      7,256   $      7,113            2.0%    $     67,123   $     66,402            1.1%
    Circulation                               1,573          1,634           (3.7%)         15,577         15,694           (0.7%)
    Other                                       405            452          (10.4%)          3,964          4,343           (8.7%)
                                       ------------   ------------   ------------     ------------   ------------   ------------
     Total                             $      9,234   $      9,199            0.4%    $     86,664   $     86,439            0.3%
                                       ============   ============   ============     ============   ============   ============

OPERATING REVENUES OF UNCONSOLIDATED NEWSPAPER JOINT VENTURE:

   Pulitzer's 50% share of Tucson Newspaper Agency:
    Advertising (Note 3):              $      3,079   $      3,103           (0.8%)   $     30,496   $     30,094            1.3%
    Circulation                                 846            806            5.0%           8,576          8,003            7.2%
    Other                                        35             48          (27.1%)            348            416          (16.3%)
                                       ------------   ------------   ------------     ------------   ------------   ------------
     Total                             $      3,960   $      3,957            0.1%    $     39,420   $     38,513            2.4%
                                       ============   ============   ============     ============   ============   ============


Note 1

     Year-to-year comparisons are affected by current-year weekly newspaper acquisitions that complement the Company's newspapers in several markets. On a comparable basis, excluding the impact of the 2003 acquisitions absent in 2002, advertising and total revenues would have increased and decreased as follows:

                                  Four-week                              39-Week
                               Comparable Change                     Comparable Change
                        -------------------------------       ------------------------------
                            Total                                Total
                          Pulitzer             PNI              Pulitzer            PNI
                        ------------       ------------       ------------      ------------

Advertising Revenue             (2.3%)             (0.7%)              0.5%              0.4%
Total Revenue                   (2.3%)             (2.0%)              0.2%             (0.3%)


Note 2

     Includes revenues of the St. Louis Post-Dispatch, Suburban Journals of Greater St. Louis, St. Louis e-media operations, and STL Distribution Services.

Note 3

     For the four-week and year-to-date periods ended September 28, 2003, classified employment advertising revenue in St. Louis, including STLtoday.com, declined 8.3 percent and 13.5 percent, respectively. At PNI, comparable classified employment advertising revenue, excluding the impact of 2003 acquisitions absent in 2002, increased 5.2 percent and decreased
     4.6 percent for the four-week and year-to-date periods, respectively. At the Tucson Newspaper Agency, classified employment advertising revenue increased 18.0 percent and 0.8 percent for the four-week and year-to-date periods, respectively.


Note 4

     Certain reclassifications have been made to the 2003 and 2002 financial statements and statistical data to conform with the presentation made for the ninth period of 2003.

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
PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT


SELECTED STATISTICAL INFORMATION

                                     Four Weeks     Four Weeks                       39 Weeks      39 Weeks
                                       Ended          Ended                           Ended          Ended
                                    September 28,  September 29,                   September 28,  September 29,
                                        2003       2002 (Note 4)     Change            2003       2002 (Note 4)     Change
                                    ------------   ------------   ------------     ------------   ------------   ------------
ADVERTISING LINAGE (in thousands of inches)

ST. LOUIS POST-DISPATCH:
  Advertising Inches
    Full run (all zones)
      Retail                                60.5           65.4           (7.6%)          543.0          539.8            0.6%
      General                               15.6           19.5          (20.0%)          142.4          143.0           (0.5%)
      Classified                            86.3           91.1           (5.3%)          773.2          809.2           (4.4%)
                                    ------------   ------------   ------------     ------------   ------------   ------------
        Total                              162.3          176.0           (7.8%)        1,458.6        1,492.0           (2.2%)
    Part run (Retail/Classified)            42.0           43.8           (4.1%)          356.3          419.2          (15.0%)
                                    ------------   ------------   ------------     ------------   ------------   ------------
        Total Inches                       204.3          219.7           (7.0%)        1,814.9        1,911.3           (5.0%)
                                    ============   ============   ============     ============   ============   ============

TUCSON NEWSPAPER AGENCY:
  Star/Citizen advertising inches
    Full run (all zones)
      Retail                               106.4          118.2          (10.0%)        1,093.3        1,161.4           (5.9%)
      General                                5.9            8.1          (27.2%)           65.5           75.1          (12.8%)
      Classified                           123.6          124.3           (0.6%)        1,172.1        1,165.6            0.6%
                                    ------------   ------------   ------------     ------------   ------------   ------------
        Total                              235.9          250.6           (5.9%)        2,330.9        2,402.1           (3.0%)
    Part run (Retail/Classified)             5.7            5.6            1.8%            54.2           73.7          (26.4%)
                                    ------------   ------------   ------------     ------------   ------------   ------------
        Total Inches                       241.6          256.2           (5.7%)        2,385.1        2,475.7           (3.7%)
                                    ============   ============   ============     ============   ============   ============


                                              Period Average                             Year-to-Date Average
                                       ---------------------------                    ---------------------------
CIRCULATION (Note 5):                      2003           2002          Change            2003           2002          Change
                                       ------------   ------------   ------------     ------------   ------------   ------------
ST. LOUIS POST-DISPATCH:
    Daily                                   296,749        287,292            3.3%         286,619        288,926           (0.8%)
    Sunday                                  461,852        484,681           (4.7%)        463,850        469,997           (1.3%)

COMBINED PULITZER NEWSPAPERS, INC.:
    Daily                                   188,836        191,353           (1.3%)        188,639        187,955            0.4%
    Sunday                                  191,064        190,519            0.3%         190,468        188,412            1.1%

TUCSON NEWSPAPER AGENCY:
    Star Daily                              101,042        103,735           (2.6%)        103,068        102,627            0.4%
    Citizen Daily                            32,021         36,656          (12.6%)         33,709         36,432           (7.5%)
                                       ------------   ------------   ------------     ------------   ------------   ------------
      Combined Daily                        133,063        140,391           (5.2%)        136,777        139,059           (1.6%)

    Star Sunday                             164,850        167,248           (1.4%)        169,950        170,599           (0.4%)



                                     Four Weeks    Four Weeks                       39 Weeks       39 Weeks
                                       Ended          Ended                          Ended          Ended
                                   September 28,  September 29,                   September 28,  September 29,
ONLINE PAGE VIEWS (in thousands)       2003       2002 (Note 4)     Change            2003       2002 (Note 4)     Change
                                   ------------   ------------   ------------     ------------   ------------   ------------
Combined St. Louis (Note 6):             28,527         15,564           83.3%         195,991        129,686           51.1%

Combined PNI Web sites (Note 7):          8,020          9,251          (13.3%)         66,528         73,599           (9.6%)

Combined Tucson Web sites                 6,934          5,692           21.8%          59,599         48,690           22.4%



Note 5

     Year-to-date circulation levels represent averages (unaudited) for the current ABC annual audit periods ending September 30 and December 31 for the St. Louis Post-Dispatch and Tucson Newspaper Agency, respectively. Year-to-date PNI amounts represent combined averages (unaudited) for the annual periods ending December 31.


Note 6

     Company estimate for year-to-date 2002.


Note 7

     Beginning in January 2003, the Company changed the manner in which PNI records page view data. 2003 data may not be comparable with 2002 reported results.


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